UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2008
                                                         -----------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
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               (Exact name of Registrant as Specified in Charter)

             Delaware                  0-28815                 06-1241321
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State or other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)            File Number)          Identification No.)


        13  North Street, Litchfield, Connecticut        06759
        -----------------------------------------        -----
         (Address of Principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752
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                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events
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         Item 8.01.  Other Events.
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         First Litchfield Financial Corporation announced on December 12, 2008 that it has sold to the U.S. Treasury Department $10,000,000 of Preferred Stock under the Capital Purchase Program (the "CPP") of the Emergency Economic Stabilization Act of 2008.

         A copy of the Press Release is attached as Exhibit 99.1.

Section 9. Financial Statements and Exhibits
           ---------------------------------

         Item 9.01  Financial Statements and Exhibits.
                    ---------------------------------

         (a)    Not Applicable.

         (b)    Not Applicable.

         (c)    Not Applicable.

         (d)    Exhibits.
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                Exhibit 99.1. Press release dated December 12, 2008.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       FIRST LITCHFIELD FINANCIAL CORPORATION


                                       By  /s/ JOSEPH J. GRECO
                                           Joseph J. Greco
                                           President and Chief Executive Officer


Dated:  December 12, 2008


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